UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2008

PEGASI ENERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-134568	20-4711443
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

218 N. Broadway, Suite 204,
Tyler, Texas 75702
(Address of principal executive offices) (zip code)

(903) 595-4139
(Registrant's telephone number, including area code)

Maple Mountain Explorations Inc.
 (Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Louis A. Brilleman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 27, 2008, the Chief Financial Officer of Pegasi Energy Resources Corporation (the “Company”) concluded that the financial statements previously included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 and the Company’s Quarterly Report for the quarter ended March 31, 2008 should no longer be relied upon because of an error in such financial statements.  The Chief Financial Officer has discussed the matter of the restatement with the Company’s independent auditors who concurred with the conclusion reached.

The errors were discovered in the course of responding to comments issued by the Securities and Exchange Commission (the “SEC”) with respect to the Company’s registration statement that is currently under review by the SEC.

The Company intends to restate certain amounts reported for the years ended December 31, 2006 and 2007 as follows:

•
The 2006 restatements will be made to (1) properly present net loss and capital attributable to Marion's minority interest in 59 Disposal and (2) reclassify the proved behind-pipe reserves as proved undeveloped reserves, as opposed to proved developed, due to the significant estimated future costs that will be required to develop them.

•
The 2007 restatements will be made to (1)  properly present net loss and capital attributable to Marion's minority interest in 59 Disposal,  (2) adjust amounts of depletion reported due to previously overstated reserve quantities (3) and adjust receivables that were improperly recorded as contributions and (4) reclassify the proved behind-pipe reserves as proved undeveloped reserves, as opposed to proved developed, due to the significant estimated future costs that will be required to develop them.  The Company improperly accounted for their reserves as of February 1, 2008, which included reserves added during January 2008.  The reserve report has been corrected for the proper cutoff date of December 31, 2007 in order to reflect only the reserves that were discovered as of December 31, 2007.  The disclosures required under SFAS 69 have been restated, accordingly.  Additionally, the beginning equity amounts have been restated as of January 1, 2006.

The Company intends to restate certain amounts reported for the three months ended March 31, 2008 to:

•	roll forward the effects of restatements made to the Company’s December 31, 2007 and 2006 consolidated financial statements and
•	reclassify unproved properties that previously were disclosed as proved.

The Company intends to file complete financial statements showing the effect of the restatement with the SEC within the next few days.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasi Energy Resources Corporation

July 11 2008	By:	/s/ Richard A. Lindermanis
Richard A. Lindermanis
Senior Vice President and Chief Financial Officer

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